SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

October 10, 2013

Date of Report (Date of Earliest Event Reported)

Rainbow International, Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-175337
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Besiktas Emiran CAD. Naki Cendere Apt. No. 88/4
Istanbul, Turkey
(Address of principal executive offices)

(+90) 212-258-3495

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 – Non-Reliance on Previously Issued Financial Statements

On October 10, 2013, the registrant was notified that the financial statements for the Form 10-Q for the periods ended August 31, 2012, November 30, 2012, and February 28, 2013 should not be relied upon due to the incorrect accounting for the reverse merger between Aslanay Mining Trade and Ind. Limited Co. and the registrant as an acquisition.

The chief executive officer has discussed with the independent accountant the matters disclosed in the filing pursuant to this Item 4.02(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Rainbow International, Corp.

By:  /s/ Donald Perks

         Donald Perks

         President, Chief Executive Officer

         Chief Financial Officer

Dated:  October 15, 2013